EXHIBIT 99.1

News Release

Contact: Corporate Communications

Houston: 713.324.5080

Email: corpcomm@coair.com

News archive: continental.com/news/ Address: P.O. Box 4607, Houston, TX 77210-4607

CONTINENTAL AIRLINES REPORTS

OPERATIONAL PERFORMANCE FOR JULY 2003

HOUSTON, August 1, 2003 - Continental Airlines (NYSE: CAL) today reported an all-time record systemwide mainline load factor of 84.5 percent for July 2003,

5.0 points above last year's July load factor and 3.5 points above the previous record set in June 2003. In July 2003, the airline had an all-time record domestic mainline load factor of 85.7 percent, 6.5 points above July 2002 and 3.9 points above the previous record set in June 2003, and an international mainline load factor of 82.5 percent, 2.6 points above July 2002.

During the month, Continental recorded a U.S. Department of Transportation on-time arrival rate of 80.4 percent and a systemwide completion factor of 99.8 percent for its mainline operations. In the final five days of the month, Continental maintained an on-time arrival rate of 90.3 percent with an average load factor of 85.5 percent and no flight cancellations. In total, the airline operated 13 days without a single flight cancellation, including the day when hurricane Claudette passed within 90 miles of Continental's Houston hub at Bush Intercontinental Airport.

In July 2003, Continental flew 6.0 billion mainline revenue passenger miles (RPMs) and 7.1 billion mainline available seat miles (ASMs) systemwide, resulting in a

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CONTINENTAL AIRLINES REPORTS OPERATIONAL PERFORMANCE FOR

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traffic increase of 5.6 percent and a capacity decrease of 0.7 percent as compared to July

2002. Domestic mainline traffic was 3.7 billion RPMs in July 2003, up 9.3 percent from July 2002, and July 2003 domestic mainline capacity was 4.3 billion ASMs, up 1.0 percent from July 2002.

Systemwide July 2003 mainline passenger revenue per available seat mile

(RASM) is estimated to have increased between 4 and 6 percent compared to July 2002. For June 2003, RASM increased 0.4 percent as compared to June 2002.

Continental's regional operations (Continental Express) set an all time load factor record of 74.4 percent in July 2003, 7.0 points above last year's July load factor and 0.9 points above the previous record set last month. Regional RPMs were 585.5 million and regional ASMs were 787.2 million in July 2003, resulting in a traffic increase of 61.4 percent and a capacity increase of 46.2 percent versus July 2002.

This press release contains forward-looking statements that are not limited to historical facts, but reflect the company's current beliefs, expectations or intentions regarding future events. All forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. For examples of such risks and uncertainties, please see the risk factors set forth in the company's 2002 10-K and its other securities filings, which identify important matters such as terrorist attacks, domestic and international economic conditions, the significant cost of aircraft fuel, labor costs, competition, regulatory matters and industry conditions, including the demand for air travel, the airline pricing environment and industry capacity decisions. The company undertakes no obligation to publicly update or revise any forward-looking statements to reflect events or circumstances that may arise after the date of this press release.

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CONTINENTAL AIRLINES REPORTS OPERATIONAL PERFORMANCE FOR

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PRELIMINARY TRAFFIC RESULTS
JULY	2003	2002	Change
REVENUE PASSENGER MILES (000)
Domestic	3,725,041	3,407,722	9.3 Percent

International	2,296,999	2,295,698	0.1 Percent
Transatlantic	1,099,947	1,079,408	1.9 Percent
Latin America	789,479	725,160	8.9 Percent
Pacific	407,573	491,131	(17.0) Percent

Mainline	6,022,040	5,703,420	5.6 Percent

Regional	585,500	362,654	61.4 Percent

AVAILABLE SEAT MILES (000)
Domestic	4,345,772	4,304,401	1.0 Percent

International	2,782,874	2,872,976	(3.1) Percent
Transatlantic	1,301,973	1,300,251	0.1 Percent
Latin America	922,966	925,469	(0.3) Percent
Pacific	557,935	647,257	(13.8) Percent

Mainline	7,128,647	7,177,377	(0.7) Percent

Regional	787,167	538,380	46.2 Percent

PASSENGER LOAD FACTOR
Domestic	85.7 Percent	79.2 Percent	6.5 Points

International	82.5 Percent	79.9 Percent	2.6 Points
Transatlantic	84.5 Percent	83.0 Percent	1.5 Points
Latin America	85.5 Percent	78.4 Percent	7.1 Points
Pacific	73.1 Percent	75.9 Percent	(2.8) Points

Mainline	84.5 Percent	79.5 Percent	5.0 Points

Regional	74.4 Percent	67.4 Percent	7.0 Points

CARGO REVENUE TON MILES (000)
Total	75,405	78,645	(4.1) Percent

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CONTINENTAL AIRLINES REPORTS OPERATIONAL PERFORMANCE FOR

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YEAR-TO-DATE	2003	2002	Change
REVENUE PASSENGER MILES (000)
Domestic	21,013,187	21,424,945	(1.9) Percent

International	12,955,507	13,796,642	(6.1) Percent
Transatlantic	5,796,103	6,026,733	(3.8) Percent
Latin America	4,685,161	4,641,353	0.9 Percent
Pacific	2,474,243	3,128,556	(20.9) Percent

Mainline	33,968,694	35,221,587	(3.6) Percent

Regional	3,119,688	2,200,652	41.8 Percent

AVAILABLE SEAT MILES (000)
Domestic	27,475,778	28,604,134	(3.9) Percent

International	17,896,956	18,098,067	(1.1) Percent
Transatlantic	7,800,612	7,685,140	1.5 Percent
Latin America	6,316,695	6,304,952	0.2 Percent
Pacific	3,779,649	4,107,975	(8.0) Percent

Mainline	45,372,734	46,702,201	(2.8) Percent

Regional	4,627,257	3,494,782	32.4 Percent

PASSENGER LOAD FACTOR
Domestic	76.5 Percent	74.9 Percent	1.6 Points

International	72.4 Percent	76.2 Percent	(3.8) Points
Transatlantic	74.3 Percent	78.4 Percent	(4.1) Points
Latin America	74.2 Percent	73.6 Percent	0.6 Points
Pacific	65.5 Percent	76.2 Percent	(10.7) Points

Mainline	74.9 Percent	75.4 Percent	(0.5) Points

Regional	67.4 Percent	63.0 Percent	4.4 Points

CARGO REVENUE TON MILES (000)
Total	533,963	511,103	4.5 Percent

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CONTINENTAL AIRLINES REPORTS OPERATIONAL PERFORMANCE FOR

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PRELIMINARY OPERATIONAL AND FINANCIAL RESULTS

JULY	2003	2002	Change
On-Time Performance[1]	80.4%	82.8%	(2.4) Points

Completion Factor[2]	99.8%	99.5%	0.3 Points

YEAR-TO-DATE	2003	2002	Change
On-Time Performance[1]	83.3%	84.8%	(1.5) Points

Completion Factor[2]	99.4%	99.8%	(0.4) Points

June 2003 consolidated breakeven load factor[3,4]			76.6 Percent

July 2003 estimated year-over-year RASM change			4-6 Percent

July 2003 estimated average price per gallon of fuel, excluding fuel taxes			77.0 Cents

July 2003 estimated consolidated breakeven load factor[3]			77 Percent

July 2003 actual consolidated load factor[5]			83.5 Percent

August 2003 estimated consolidated breakeven load factor[3]			76 Percent

YEAR-OVER-YEAR RASM[6]	2002 vs. 2001	2002 vs. 2000
May	(6.3) Percent	(15.1) Percent
June	(5.5) Percent	(15.5) Percent
July	(4.0) Percent	(13.5) Percent
August	(2.7) Percent	(15.2) Percent
September	10.8 Percent	(17.6) Percent
October	9.3 Percent	(15.7) Percent
November	(1.7) Percent	(18.4) Percent
December	10.1 Percent	(5.7) Percent
	2003 vs. 2002	2003 vs. 2001
January	3.6 Percent	(10.9) Percent
February	(0.4) Percent	(11.3) Percent
March	(11.8) Percent	(17.4) Percent
April	(1.1) Percent	(11.3) Percent
May	2.0 Percent	(4.4) Percent
June	0.4 Percent	(5.1) Percent
July (estimated)	4-6 Percent	(1)-1 Percent

1 Department of Transportation Arrivals within 14 minutes

2 System Mileage Completion Percentage

3 Consolidated load factor (including Continental Airlines and Continental Express) needed to break even on a consolidated net income basis. Actual consolidated breakeven load factor may vary significantly from estimates depending on actual passenger revenue yields,

fuel price and other factors. Month-to-date consolidated load factor information can be found on Continental's website at

continental.com in the Investor Relations-Financial/Traffic Releases section.

4 Charge of $14 million related to aircraft deferrals accounts for 1.8 percentage points

5 Includes Continental Airlines and Continental Express

6 CAL has been releasing RASM data since May 2001

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